COMMON SHARES	12 Months Ended
Dec. 31, 2017
Common Stock, Number of Shares, Par Value and Other Disclosures [Abstract]
COMMON SHARES
COMMON SHARES

	Number of Shares	Amount
	(thousands)	(millions of Canadian $)

Outstanding at January 1, 2015	708,662	12,202
Exercise of options	737	30
Repurchase of shares	(6,785)	(130)
Outstanding at December 31, 2015	702,614	12,102
Issued under public offerings[1]	156,825	7,752
Dividend reinvestment and share purchase plan	2,942	177
Exercise of options	1,683	74
Repurchase of shares	(305)	(6)
Outstanding at December 31, 2016	863,759	20,099
Dividend reinvestment and share purchase plan	12,824	790
At-the-market equity issuance program[1]	3,462	216
Exercise of options	1,331	62
Outstanding at December 31, 2017	881,376	21,167

1	Net of underwriting commissions and deferred income taxes.
Common Shares Issued and Outstanding
The Company is authorized to issue an unlimited number of common shares without par value.
Dividend Reinvestment and Share Purchase Plan
Effective July 1, 2016, the Company re-initiated the issuance of common shares from treasury under its Dividend Reinvestment Plan (DRP) and Share Purchase Plan. Under these plans, eligible holders of common and preferred shares of TransCanada can reinvest their dividends and make optional cash payments to obtain TransCanada common shares. Common shares are issued from treasury at a discount of two per cent.
TransCanada Corporation At-the-Market Equity Issuance Program
In June 2017, the Company established an ATM program that allows, from time to time, for the issuance of common shares from treasury at the prevailing market price when sold through the Toronto Stock Exchange (TSX), the New York Stock Exchange (NYSE) or any other existing trading market for TransCanada common shares in Canada or the United States. The ATM program, which is effective for a 25-month period, is utilized as appropriate in order to manage the Company's capital structure over time. Under the ATM program, the Company can issue up to $1.0 billion in common shares or the U.S. dollar equivalent. In 2017, 3.5 million common shares were issued under the ATM program at an average price of $63.03 per share for gross proceeds of $218 million. Related commissions and fees were approximately $2 million, resulting in net proceeds of $216 million.
Common Share Public Offering and Subscription Receipts
To partially fund the Columbia acquisition, in April 2016, the Company issued 96.6 million subscription receipts at a price of $45.75 each for gross proceeds of approximately $4.4 billion. Holders of subscription receipts received one common share in exchange for each subscription receipt on July 1, 2016 upon closing of the acquisition. Holders of record at close of business on April 15, 2016 and June 30, 2016 received a cash payment per subscription receipt that was equal in amount to dividends declared on each common share. For the year ended December 31, 2016, $109 million of dividend equivalent payments on these subscription receipts were recorded as Interest expense.
In November 2016, the Company issued 60.2 million common shares at a price of $58.50 each for gross proceeds of approximately $3.5 billion. Proceeds from this offering were used to repay a portion of the US$6.9 billion acquisition bridge facilities which were used to partially fund the closing of the Columbia acquisition.
Common Shares Repurchased
In November 2015, the Company received approval from the TSX for a normal course issuer bid (NCIB) allowing it to repurchase, for cancellation, up to 21 million of its common shares representing three per cent of its then issued and outstanding common shares. Under the NCIB, which expired in November 2016, the Company purchased these common shares through the facilities of the TSX and other designated exchanges and published markets in Canada, or through off-exchange block purchases by way of private agreement.
In January 2016, the Company repurchased 305,407 of its common shares at an average price of $44.90 for a total of $14 million. These shares had a weighted average cost of $6 million with the difference of $8 million between the total price paid and the weighted average cost recorded in Additional paid-in capital.
In December 2015, the Company repurchased 6,784,738 of its common shares at an average price of $43.29 for a total of $294 million. These shares had a weighted average cost of $130 million with the difference of $164 million between the total price paid and the weighted average cost recorded in Additional paid-in capital.
Basic and Diluted Net Income/(Loss) per Common Share
Net income/(loss) per common share is calculated by dividing Net income/(loss) attributable to common shares by the weighted average number of common shares outstanding. The higher weighted average number of shares for the diluted earnings per share calculation is due to options exercisable under TransCanada's Stock Option Plan and outstanding shares issued under the DRP.

Weighted Average Common Shares Outstanding
(millions)	2017	2016	2015

Basic	872	759	709
Diluted	874	760	709

Stock Options

	Number of Options (thousands)	Weighted Average Exercise Prices	Weighted Average Remaining Contractual Life (years)
Options outstanding at January 1, 2017	10,630	$48.28
Options granted	2,066	$62.22
Options exercised	(1,331)	$42.03
Options forfeited/expired	(339)	$56.89
Options Outstanding at December 31, 2017	11,026	$51.38	3.9
Options Exercisable at December 31, 2017	6,559	$48.59	3.0

At December 31, 2017, an additional 11,902,759 common shares were reserved for future issuance under TransCanada's Stock Option Plan. The contractual life of options granted is seven years. Options may be exercised at a price determined at the time the option is awarded and vest on the anniversary date in each of the three years following the award. Forfeiture of stock options results from their expiration and, if not previously vested, upon resignation or termination of the option holder's employment.
The Company used a binomial model for determining the fair value of options granted applying the following weighted average assumptions:

year ended December 31	2017	2016	2015

Weighted average fair value	$7.22	$5.67	$6.45
Expected life (years)	5.7	5.8	5.8
Interest rate	1.2%	0.7%	1.1%
Volatility[1]	18%	21%	18%
Dividend yield	3.6%	4.9%	3.7%
Forfeiture rate[2]	—	5%	5%

1	Volatility is derived based on the average of both the historical and implied volatility of the Company's common shares.

2	On January 1, 2017, TransCanada made an election to account for forfeitures when they occur as a result of new GAAP guidance. Refer to Note 3, Accounting changes, for further information.
The amount expensed for stock options, with a corresponding increase in Additional paid-in capital, was $12 million in 2017 (2016 – $15 million; 2015 – $13 million). At December 31, 2017, unrecognized compensation costs related to non-vested stock options was $15 million. The cost is expected to be fully recognized over a three-year period.
The following table summarizes additional stock option information:

year ended December 31	2017	2016	2015
(millions of Canadian $, unless otherwise noted)

Total intrinsic value of options exercised	28	31	10
Fair value of options that have vested	140	126	91
Total options vested	2.3 million	2.1 million	2.0 million

As at December 31, 2017, the aggregate intrinsic value of the total options exercisable was $83 million and the total intrinsic value of options outstanding was $110 million.
Shareholder Rights Plan
TransCanada's Shareholder Rights Plan is designed to provide the Board of Directors with sufficient time to explore and develop alternatives for maximizing shareholder value in the event of a takeover offer for the Company and to encourage the fair treatment of shareholders in connection with any such offer. Attached to each common share is one right that, under certain circumstances, entitles certain holders to purchase an additional common share of the Company for half the then current market price of one common share.